                                  SCHEDULE 14A
                                 (Rule 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ] Preliminary Proxy Statement             [  ] Confidential, For Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 FC BANC CORP.
               (Name of Registrant as Specified in Its Charter)
                                 FC BANC CORP.
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required
     [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11
     (1)  Title of each class of securities to which transaction applies:
                            N/A
     (2)  Aggregate number of securities to which transaction applies:
                            N/A
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee was calculated and state how it was determined):
                            N/A
     (4)  Proposed maximum aggregate value of transaction:
                            N/A
     (5)  Total fee paid:
                            N/A

     [  ] Fee paid previously with preliminary materials:
                            N/A

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:
                             N/A
     (2)  Form, schedule or registration no.:
                             N/A
     (3)  Filing party:
                             N/A
     (4)  Date filed:
                             N/A

                                         March 24, 1997




Dear Fellow Shareholders:

     On behalf of the Board of Directors and management of FC Banc Corp., we cordially invite you to attend the 1997 Annual Meeting of Shareholders. The meeting will be held at 2:00 p.m., Wednesday, April 23, 1997 at the office of Kennedy, Purdy, Hoeffel and Gernert, 107 Washington Square, Bucyrus, Ohio (second floor of Farmers Citizens Bank Building).

     The matters expected to be acted upon at the Meeting are described in the enclosed Proxy Statement. In addition, we will report on FC Banc Corp.'s financial and operating performance as well as the Company's progress during the past fiscal year.

     We encourage you to attend the meeting in person. Whether or not you do, we hope you read the Proxy Statement and then complete, sign and date the proxy card and return it in the enclosed postage-paid envelope. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

     Thank you for your attention to this important matter.

                                         Sincerely,

                                         s/Robert D. Hord

                                         Robert D. Hord
                                         Chairman of the Board


                                         s/G.W. Holden

                                         G. W. Holden
                                         President and Chief Executive Officer

                                 FC Banc Corp.
                         Farmers Citizens Bank Building
                              Bucyrus, Ohio 44820
                           Telephone: (419) 562-7040


                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of FC Banc Corp., an Ohio corporation (the "Company"), will be held at the office of Kennedy, Purdy, Hoeffel and Gernert, 107 Washington Square, Bucyrus, Ohio (second floor of Farmers Citizens Bank Building) on the 23rd day of April, 1997 at 2:00 p.m., local time, for the following purposes:

     (1)  To establish the number of directors at nine(9);

     (2) To elect three(3) Class II directors to the Board of Directors, to serve for terms of three(3) years and until their successors are elected and qualified;

     (3)  To adopt the 1997 Stock Option and Incentive Plan;

     (4) To amend the Amended and Restated Articles of the Company to increase authorized shares of Common Stock to 1,000,000 shares and to eliminate the shares' par value;

     (5) To ratify the appointment of Robb, Dixon, Francis, Davis, Oneson & Company as independent auditors of the Company for the fiscal year ending December 31, 1997; and

     (6) To act on such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 7, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. The stock transfer books will not be closed.

     The Proxy Statement, form of Proxy and annual report to shareholders are being mailed with this Notice of Annual Meeting of Shareholders.
                                   By Order of the Board of Directors

                                   s/Robert D. Hord

                                   Robert D. Hord
                                   Chairman of the Board

                                   s/G.W. Holden

                                   G.W. Holden
                                   President and Chief Executive Officer
Bucyrus, Ohio
March 24, 1997
                                  IMPORTANT

PLEASE VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE BY DELIVERY TO THE COMPANY AT THE FARMERS CITIZENS BANK BUILDING, BUCYRUS, OHIO 44820 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY BY GIVING A WRITTEN NOTICE OF REVOCATION AND VOTING IN PERSON. PROXIES MAY ALSO BE REVOKED BY EXECUTION OF A LATER DATED PROXY.

                        THANK YOU FOR ACTING PROMPTLY

                                FC Banc Corp.
                       Farmers Citizens Bank Building
                             Bucyrus, Ohio 44820
                          Telephone: (419) 562-7040

                              PROXY STATEMENT


     The accompanying Proxy is solicited by the Board of Directors of FC Banc Corp. (the "Company") for use at the Annual Meeting of Shareholders to be held on April 23, 1997 at the office of Kennedy, Purdy, Hoeffel and Gernert, 107 Washington Square, Bucyrus, Ohio (second floor of Farmers Citizens Bank Building) at 2:00 p.m. local time, or at any adjournment or postponement thereof (the "Meeting"). Any references herein to the "Bank" mean The Farmers Citizens Bank, a wholly owned subsidiary of the Company. When the Proxy is properly executed and returned to the Company, the shares represented thereby will be voted at the Meeting in accordance with the directions noted thereon or, if no direction is indicated, such shares will be voted in favor of establishing the number of directors at nine(9), in favor of election of the nominees identified herein, in favor of adoption of the 1997 Stock Option and Incentive Plan, in favor of amendment of the Amended and Restated Articles of Incorporation to increase authorized shares and to eliminate the shares' par value, in favor of ratification of appointment of the Company's independent auditors and in the best judgment of the proxyholders on any other matters that may properly come before the Meeting.

     Without affecting any vote previously taken, a person appointing a proxy may revoke the appointment by delivering a later appointment of a proxy to the Secretary of the Company at the Company's principal office, or by giving notice of revocation to the Company in writing or at the Meeting, including revocation by voting at the Meeting.

     Only shareholders of record at the close of business on March 7, 1997 will be entitled to notice of and to vote at the Meeting. A majority of the voting power of the Company must be represented at the Meeting in person or by proxy in order to constitute a quorum. The shares represented by any Proxy directing abstention on any proposal will not be voted on such proposal, but will be
included in calculating the number of shares present at the Meeting.   For the
election of directors, a plurality of the votes cast is sufficient to elect directors. Broker non-votes have no effect on the election of directors. Provided a quorum is present, a majority of the shares present in person or by proxy is necessary to establish the number of directors at nine(9) and to adopt the Company's 1997 Stock Option and Incentive Plan. The affirmative vote of a majority of the Company's issued and outstanding shares is necessary to adopt the proposed amendment to the Company's Amended and Restated Articles of Incorporation. Accordingly, broker non-votes and abstentions will have the effect of votes against these matters and ratification of the appointment of the Company's independent auditors.

     The Company's outstanding stock consists solely of common stock, par value $2.50 per share (the "Common Stock"), of which 325,020 shares were issued and outstanding at the close of business on March 1, 1997. As of March 1, 1997, no person owns of record or is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock. Each outstanding share of Common Stock is entitled to one vote. Shareholders of the Company are not entitled to cumulate their votes in the election or removal of directors or otherwise.

     This Proxy Statement, together with the Notice of Annual Meeting of Shareholders, Proxy, and Annual Report of the Company for the fiscal year ended December 31, 1996 (the "Annual Report"), are first being mailed to shareholders on or about March 24, 1997.

                     ESTABLISHING THE NUMBER OF DIRECTORS
                                (Proposal 1)

     The Company's Code of Regulations provides that the number of directors shall be not less than five and not more than twelve, with the precise number of directors to be set or changed by shareholders at a meeting called for the purpose of electing directors. When last established by shareholders, the number of directors was set at ten(10). The Company proposes that shareholders change the number of directors to nine(9).



THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.


                            ELECTION OF DIRECTORS
                                 (Proposal 2)
General

     The Amended and Restated Articles of Incorporation of the Company designate three classes of directors, with each class serving a term of three years. Three nominees for Class II director will stand for election at this
Meeting:  David G. Dostal, Robert D. Hord and Joan C. Stemen.

     Except where authority to vote is withheld, the proxyholders will vote the Proxy received by them FOR the nominees identified below for the term indicated, and until their successors are duly elected and qualified. Although the Board of Directors has no reason to believe that any of the nominees will decline or be unable to serve as a director, should that occur, the Proxies will be voted by the proxyholders for such other person or persons as may be designated by the present Board of Directors.

                        INFORMATION REGARDING NOMINEES
                           AND CONTINUING DIRECTORS

     The following table sets forth, as of March 7, 1997, the amount and percentage of the Company's Common Stock beneficially owned by each director and nominee and by all directors and executive officers as a group:

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

                                     First Year
                                      Elected                       Amount &
                                   Director of the                  Nature of         % of
Director's Name and                   Company        Expiration     Beneficial        Share
Principal Occupation         Age      or Bank          of Term      Ownership <F1>    Ownership
                                                      NOMINEES
David G. Dostal              49    1994                2000           649             <F2>
President of Auck Dostal
Agency, Inc.

Robert D. Hord               51    1979                2000         1,062             <F2>
President of Hord
Livestock Company, Inc.

Joan C. Stemen               63    1986                2000         9,152 <F3>         2.80%
Retired,
Former Vice President
and Cashier of The
Farmers Citizens Bank

                               DIRECTORS REMAINING IN OFFICE
                                   First Year
                                    Elected                     Amount &
                                 Director of the                Nature of          % of
Director's Name and                 Company     Expiration      Beneficial         Share
Principal Occupation      Age       or Bank      of Term        Ownership <F1>     Ownership
Terry L. Gernert          44        1984        1998             10,746 <F4>        3.31%
Attorney At Law &
Partner Kennedy, Purdy,
Hoeffel & Gernert

Jerry A. Harrer           55        1979        1999              2,560 <F5>       <F2>
Owner, Spring Creek
Farms

G.W. Holden               50        1996        1998              1,406            <F2>
President and Chief
Executive Officer

Charles W. Kimerline      59        1992        1999              1,076            <F2>
President of Bucyrus
Road Materials, Inc.

James B. Pigman           49        1996        1999                150            <F2>
Managing Partner
Pigman, Walter &
Assoc. PLL CPAs
Partner, Fruth &
Company PLL CPAs

James A. Spreng           45        1995        1998                702 <F6>       <F2>
Secretary of Longacre
Farms, Inc.

All directors &           -          -            -              27,503 <F7>        8.46%
executive officers of
the Company as a group
(11 persons)

<F1>
(1)  Except as may be set forth in notes (3) through (6), all shares are owned directly or indirectly by the named individuals or by their spouses and minor children, over which shares the named individuals effectively exercise voting and investment power.
<F2>
(2)  Less than 1%. Percentages based on 325,020 shares of Common Stock issued and outstanding on March 7, 1997.
<F3>
(3)  Includes 5,896 shares held by former director James C. Stemen, husband of Joan C. Stemen.  Mrs. Stemen disclaims beneficial ownership of the shares held by James C. Stemen.  Mr. Stemen retired from the Board of Directors at the end of 1995.
<F4>
(4)  Includes 1,267 shares held in his custodial individual retirement account and 1,071 shares held in his wife's custodial individual retirement account and 466 shares held directly by his wife, as to which shares Mr. Gernert disclaims beneficial ownership.
<F5>
(5)  Includes 1,056 shares held by his wife, as to which such shares Mr. Harrer disclaims beneficial ownership.
<F6>
(6)  Includes 90 shares held by his wife, as to which shares Mr. Spreng disclaims beneficial ownership.
<F7>
(7)  See notes (3) through (6).

David G. Dostal

     David G. Dostal has served on the Board of Directors of the Bank and the Company since January, 1994. Mr. Dostal serves as President of Auck Dostal Agency, Inc., an independent insurance agency. He has held this position since 1989.

Terry L. Gernert

     Terry L. Gernert has served as a director of the Bank since 1984 and of the Company since 1994. Mr. Gernert is a partner in the law firm of Kennedy, Purdy, Hoeffel & Gernert, a position he has held since 1980.

Jerry A. Harrer

     Jerry A. Harrer has served as a director of the Bank since 1979 and of the Company since 1994. Mr. Harrer owns and operates Spring Creek Farms, a grain and beef operation in Crawford County. Mr. Harrer is also Vice President and director of Gateway Tank, Inc.

G.W. Holden

     G.W. (Bill) Holden was named President and Chief Executive Officer of the Company and the Bank in early December, 1996, and his service as President and Chief Executive Officer commenced March 1, 1997. Mr. Holden was also appointed on December 17, 1996 to the Board of Directors to fill a vacancy for the term expiring at the 1998 Annual Meeting of Shareholders. Most recently, Mr. Holden was Principal of Holden & Associates, a financial services consulting firm in Atlanta, Georgia. Prior to forming Holden & Associates in 1994, he was President and Chief Executive Officer of Vinings Bank & Trust in Atlanta, a $35 million asset institution at the time of its sale. Mr. Holden has previously held executive positions at Commercial Bank of the South, Columbia, South Carolina. Mr. Holden holds a B.A. in Political Science from Dickinson College, Carlisle, Pennsylvania and a Masters in Business Administration from Emory University, Atlanta, Georgia. Prior to his appointment as President and Chief Executive Officer of the Company and the Bank, Mr. Holden was active in community affairs in Atlanta, serving as a member of the Board of Governors of Emory University; the Dean's Advisory Council, Goizueta Business School, Emory University; and the Boy Scouts of America, Troop 795.

Robert D. Hord

     Robert D. Hord has served as a director of the Bank since 1979 and of the Company since 1994. Mr. Hord is the President of Hord Livestock Company, Inc., a position he has held since 1979. Hord Livestock Company, Inc. is a grain and hog operation in Crawford County. Mr. Hord was elected Chairman of the Board on February 20, 1996.

Charles W. Kimerline

     Charles W. Kimerline was appointed to fill a vacancy on the Board of Directors of the Bank in 1992 and has served as a director of the Company since 1994. Mr. Kimerline is the President of Bucyrus Road Materials, Inc., Vice President of Geiger-Kimerline Farms, Inc., and Secretary and Treasurer of BuE Comp, Inc.

James B. Pigman

     James B. Pigman has served as a director of the Company since 1996. A certified financial planner and certified public accountant, Mr. Pigman is the managing partner in the accounting firm of Pigman, Walter and Associates, PLL in Bucyrus, Ohio and a partner in the firm of Fruth & Company PLL, CPAs as well. He is a member of the Ohio Society of CPAs, CPA Network and International Association of Financial Planners and also serves on the Ohio Society of CPAs' Ethics Committee.

James A. Spreng

     James A. Spreng was appointed to fill a vacancy on the Board of Directors of the Company and the Bank in 1995. Mr. Spreng is Secretary of Longacre Farms, Inc., a grain and dairy operation in Crawford County.

Joan C. Stemen

     Joan C. Stemen has served as a director of the Bank since 1986 and of the Company since 1994. Mrs. Stemen served as Vice President & Cashier of the Bank until her retirement in 1989. Mrs. Stemen is the wife of former director James
C. Stemen.

Directors' Fees

     Annual fees of $800 were paid to the Company's directors during 1996. All of the directors and executive officers of the Company are also directors and officers of the Bank. Directors of the Bank each received $7,200 during 1996 for meetings of the Board of Directors and its committees. Mr. Holden has not received and will not be entitled to receive directors' fees for his service as a director.

Committees of the Board of Directors

     The Board of Directors, which is responsible for the overall affairs of the Company, conducts its business through meetings of the Board. The
Company's Board of Directors held twelve(12) regular meetings during fiscal year 1996. The Company has no Board committees. The Board of Directors of the Bank also held twelve(12) regular meetings in 1996. The Board also held two(2) special meetings during 1996. Committees of the Board of Directors of the Bank include an Asset/Liability Committee, Audit Committee, Building Committee, Compensation/Benefits Committee, Compliance Committee, Executive Committee, Insurance Committee, and Investment Committee. The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors.

     The Audit Committee met four(4) times during the last fiscal year with the Bank's and Company's independent accountants to review the previous fiscal year, the scope of the audit and any additional items of importance such as internal accounting procedures and control. Members of the Audit Committee were Joan C. Stemen, David G. Dostal and James B. Pigman.

     The Compensation/Benefits Committee met twice in the last fiscal year. This committee recommends the basic wage and salary administration of the Bank and reviews compensation arrangements and benefits for all officers of the Bank.Committee members were Charles W. Kimerline, James A. Spreng and Jerry A. Harrer.

     The Board of Directors of the Company acts as a nominating committee for selecting nominees for election as directors of the Company. Any shareholder who desires to recommend an individual for nomination to the Company's Board of Directors must provide a written statement setting forth the candidate's name, qualifications and background to the Board of Directors not less than 60 days prior to the annual meeting (or a special meeting) of the Company at which an election for directors is to occur. Article EIGHTH of the Company's Amended and Restated Articles of Incorporation provides that, in order to serve as a director of the Company, an individual must be qualified also as a director of the Bank.

     While he or she was serving as a director, each director attended more than seventy five percent (75%) of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the board on which he or she served in 1996.

                           EXECUTIVE COMPENSATION

Remuneration of Executive Officers

     The Company does not pay any compensation to its officers or employees. Compensation is paid by the Bank only. For the President and Chief Executive Officer of the Bank, and for any of the Bank's most highly compensated executive officers who was serving as an executive officer of the Bank at the end of fiscal year 1996 and whose total compensation (including salary and bonus) exceeded $100,000, the following table sets forth information regarding all forms of compensation paid or payable by the Bank for services in all capacities for the years indicated (see "Recent Management Changes" below):

                                  SUMMARY COMPENSATION TABLE
                                      Annual Compensation
Name and Principal                                                          Other Annual         All Other
Position                        Year        Salary ($)       Bonus ($)      Compensation($)    Compensation($)
Robert L. Morton                1996        $26,553              0          $12,421.62 <F1>    $113,366.65 <F1> <F2>
President and Chief             1995        $76,810              0              300 <F3>          9,448.84 <F4>
Executive Officer,              1994        $73,800              0              284 <F3>          9,211.67 <F4>
Retired May 14, 1996

Phillip W. Gerber,              1996        $72,120           $12,500 <F5>    290 <F6>             <F2>
Interim President and            -
Chief Executive Officer          -
May 1996 through
December 6, 1996

John O'Shea,                    1996        $4,970 <F7>
Interim President and            -
Chief Executive Officer          -
December 7 through
December 31, 1996

<F1>
(1)  Represents compensation paid to Mr. Morton in connection with his early retirement on May 14, 1996.  Also includes Rotary Club dues of $150.  In July of 1996 Mr. Morton entered into an Early Retirement Agreement and General Release effective as of May 14, 1996 (the "Retirement Agreement").  Pursuant to the Retirement Agreement, Mr. Morton was paid cash in the amount of
     $12,271.62, representing the value of vacation time and personal days, together with a lump sum payment in cash of $12,366.65, representing Board fees he would have received as a director of each of the Company and the Bank for the remainder of his director term.  Mr. Morton's term as director was due to expire at the 1998 Annual Meeting of Shareholders.  The Company and
     Bank also made a lump sum payment to Mr. Morton in the amount of $101,000 in consideration of Mr. Morton's release of the
     Company and the Bank from any causes of action he might have had or claimed to have had against the Company or the Bank at the time of his retirement, which causes of action relate to his employment with the Company or the Bank or his retirement.  The
     Retirement Agreement also provided (i) for termination of the split-dollar life insurance agreement entered into between the
     Company and the Bank and Mr. Morton on August 31, 1992, terminating any claim on Mr. Morton's part to the life insurance policy(ies) purchased by the Company in connection with such agreement, any benefits payable thereunder or the cash surrender value thereof, and (ii) that the defined benefit compensation payable to Mr. Morton under his January 21, 1993 salary continuation agreement, in which Mr. Morton was 40% vested, would be converted into a defined contribution plan in which Mr.
     Morton is 100% vested.  The defined contribution plan arrangement provides that Mr. Morton shall be entitled to a retirement benefit after he reaches the normal retirement age of 63.  The benefit will be calculated by reference to the annual income derived from certain life insurance contracts (meaning the increase, if any, in the cash surrender value of the life insurance contracts), less the related life insurance premium costs.  The retirement benefit will be paid to Mr. Morton until the later of his death or ten years from the date he reaches normal retirement age.  A pre-retirement account has been established by the Bank as a liability reserve account in the amount of $43,597 for Mr. Morton's benefit, payable in ten annual installments to Mr. Morton or his beneficiary after he reaches normal retirement age.  The Retirement Agreement and defined contribution retirement plan agreement (dated July, 1996) included as an exhibit thereto provide that the aggregate retirement benefit
     (i) payable as annual installment payments from the pre-retirement account and (ii) payable annually based on the income derived from the life insurance contract(s) owned by the Bank shall not exceed $20,100 annually.  If Mr. Morton dies before reaching normal retirement age, the retirement benefit calculated by reference to the life insurance policy(ies) will be paid over a ten-year period to Mr. Morton's designated beneficiary.  The Retirement Agreement and defined contribution retirement plan agreement included as an exhibit thereto provide that the Bank has no obligation to fund the retirement plan arrangement, and that Mr. Morton, his beneficiary(ies) or successor-in-interest shall be general creditors of the Bank with respect thereto.

     The defined contribution retirement plan agreement provides that the benefits thereunder shall be paid to Mr. Morton upon a change in control of the Company, meaning for purposes of that agreement the cumulative transfer of more than fifty percent
     (50%) of the Company's common stock after the date of the agreement, and it provides that no sale, merger or consolidation of the Bank shall take place unless the new or surviving entity expressly acknowledges the obligations under the agreement and agrees to abide by its terms.  Routine trading in the Company's Common Stock could, for the foregoing purpose, constitute a
     "change in control," as that term is defined to mean cumulative transfers over the duration of the defined contribution retirement plan agreement of more than 50% of the Company's Common Stock.
<F2>
(2)  The Bank has adopted a split-dollar life insurance program whereby the Bank purchases one or more life insurance policies on the life of each executive officer.  The Bank pays all of the premiums owing on the policies but obtains a security interest in the proceeds of the insurance policies to ensure that the Bank is reimbursed for the cost of the insurance premiums at the time proceeds of the policies become payable or when the policies are cancelled.  Allocation of the proceeds of the split-
     dollar policies is as follows: the Bank is first reimbursed for its premium cost; the executive then receives an amount that is calculated by reference to the executive's final compensation; and the Bank receives the remainder of the proceeds, if any.
     The Bank's practice has been to fund the policies with a lump sum premium payment.  Accordingly, the premium costs to the
     Bank under this program were $0, $0 and $466,427 in 1996, 1995 and 1994, respectively, for Mr. Morton, and $0 in 1996 for Mr.
     Gerber (the policy for Mr. Gerber, like that for Mr. Morton, having been funded with a lump sum payment in 1994).  Mr. O'Shea does not participate in this split-dollar life insurance program.  With the retirement and resignation of Messrs; Morton and
     Gerber, respectively, in 1996, each of Mr. Morton and Mr. Gerber's rights and interests in these policies were terminated.
     See, "Recent Management Changes," below.
<F3>
(3)  Represents dollar value attributable to personal use of Bank-paid club membership.
<F4>
(4)  Bank contributions to defined contribution plans on behalf of the named individual.
<F5>
(5)  Bonus paid on November 7, 1996 in recognition of Mr. Gerber's service as Interim President and Chief Executive Officer. Mr.
     Gerber served as chief executive officer on an interim basis only during 1996, resigning all of his positions with the Bank and the Company on or about December 6, 1997.
<F6>
(6)  Annual Kiwanis Club dues.
<F7>
(7)  Mr. O'Shea entered into a contract dated December 9, 1996 whereby Mr. O'Shea provides executive services to the Company and the Bank on an as-needed basis, for up to 250 hours, with compensation at an hourly rate of $75 per hour.  The contract provides by its terms that it terminates no later than March 31, 1997.  The amount shown was earned in 1996 and paid in 1997.

     Recent Management Changes

     Mr. Robert L. Morton served the Bank since 1972, serving as President and Chief Executive Office of the Bank from 1987 until his early retirement on May 14, 1996. During the interim period while the Company conducted a search for a new President and Chief Executive Officer, Mr. Phillip W. Gerber, Executive Vice President, Secretary and Treasurer of the Bank, served as Interim Presi-dent and Chief Executive Officer. Mr. Gerber began his career with the Bank in 1972, serving as Vice President since 1987. Mr. Gerber resigned all of his positions with the Bank and the Company on or about December 6, 1996. On November 15, 1996, the Bank and the Company entered into an employment agree-ment with Mr. G.W. Holden whereby Mr. Holden will serve as the Company's and the Bank's new President and Chief Executive Officer. Mr. Holden's service as President and Chief Executive Officer commenced March 1, 1997.

     In the interim period between Mr. Gerber's resignation and Mr. Holden's commencement of service, Mr. John O'Shea performed interim executive services on behalf of the Company and the Bank. Mr. O'Shea is the owner of a Marion, Ohio consulting firm, Banking $olutions. Prior to forming Banking Solutions in 1995, Mr. O'Shea had served as President and Chief Executive Officer of a bank in Marion, Ohio, retiring in 1995 after a thirty-year banking career that also included service as President and Chief Executive Officer of banks in Coshocton, Portsmouth and Milford, Ohio. Mr. O'Shea's service was temporary only, providing various executive services to the Company and the Bank until Mr. Holden's service as President and Chief Executive Officer formally commenced. Mr. O'Shea's services included monitoring and supervision of the Bank's day-to-day operations, supervising Bank investment activities, partici-pating in lending decisions, supervising preparation of the Bank's annual financial statements and preparation of financial disclosures for the Company's 1996 Annual Report and attending meetings of the Board of Directors of the Company and the Bank. From time to time the Bank has engaged Mr. O'Shea to provide consulting services to the Bank, and the Bank may continue to do so hereafter on the same terms and circumstances under which the Bank, like other financial institutions, generally seeks the assistance of outside consultants on various matters within their expertise. Banking $olutions currently performs loan review services for the Bank on a quarterly basis pursuant to a consulting contract.

     The amount shown in the preceding table as compensation paid to Mr. O'Shea represents compensation for Mr. O'Shea's interim executive services from December 7, 1996 through December 31, 1996. The table does not reflect fees paid to his firm, Banking $olutions, for consulting services in any of the years presented in the table. Such consulting fees were negotiated at arm's length and, in the Company's and the Bank's opinion, were consistent in amount and in their terms with prevailing industry standards. The Bank paid consult-ing fees of approximately $18,283 to Banking $olutions in 1996, none in 1995.

     Mr. Gerber did not receive and was not entitled to receive severance compensation in connection with his resignation. Neither he nor Mr. Morton served as officers or employees of the Company or the Bank pursuant to a written employment agreement.

     The Company and the Bank have entered into an employment agreement dated November 15, 1996 with Mr. Holden (the "Employment Agreement"). The Employment Agreement provides for a base salary of $90,000 during its term, with provisions in the agreement for a bonus program that has not yet been finalized and for the grant of options pursuant to a stock option plan that had not been finalized at the time of entry into the Employment Agreement. The 1997 Stock Option and Incentive Plan being submitted to shareholders for their approval at the Meeting will allow for grants of one or more options to Mr. Holden and others. The Employment Agreement also provides financial assistance for Mr. Holden's relocation to the Bucyrus, Ohio area and hourly compensation for his service to the Bank prior to formal commencement of the Employment Agreement's term.

     With an original term of two years commencing no later than March 31, 1997, the Employment Agreement automatically renews for successive one-year periods, unless sooner terminated, beginning on the second anniversary of commencement of the Employment Agreement's original term. Except in the case of termination for cause, the Employment Agreement provides that Mr. Holden would be entitled to a lump sum payment in the amount of $100,000 in the event his employment is terminated during the term of the Employment Agreement (and, in the event of termination with or without cause, his rights and interests in and to any split-dollar life insurance obtained by the Company or the Bank would terminate). A material reduction in his salary or benefits, transfer to a location outside Crawford County or significant change in his status or responsibilities could be treated by Mr. Holden under the Employment Agreement as a termination without cause.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IDENTIFIED HEREIN.

                 ADOPTION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN
                                  (Proposal 3)

     The 1997 Stock Option and Incentive Plan (the "Plan" or the "Stock Option Plan") has been adopted by the Board of Directors of the Company, effective up-on approval by shareholders at the Meeting. The Stock Option Plan is comparable in structure and purpose to plans adopted by the shareholders of a large number of public companies.


General

     Pursuant to the Stock Option Plan, 32,502 shares, 10% of the Company's issued and outstanding shares of Common Stock, will be reserved for issuance under the Stock Option Plan. In addition, the Stock Option Plan will include any shares surrendered to the Company in payment of the exercise price of options or stock appreciation rights issued under the Stock Option Plan.

     The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option and incentive plan. The Plan will permit the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company depends. The Board of Directors has approved the Stock Option Plan in order to enhance the performance of the Company, to provide the opportunity for directors, officers and employees to realize capital appreciation in exchange for their contributions to the Company and the Bank and to more thoroughly align the interests of directors, officers and employees with the interests of shareholders generally. Because options granted under the Stock Option Plan will be granted only to persons affiliated with the Company as directors, officers or employees, the adoption of the Stock Option Plan could make it more difficult for a third party to acquire control of the Company and therefore could discourage offers for the Company's Common Stock that may be viewed by the Company's shareholders to be in their best interest.

     Attached as Appendix A to this Proxy Statement is the complete text of the Stock Option Plan. The principal features of the Stock Option Plan are summarized below.

Principal Features of the Stock Option Plan

     The Stock Option Plan provides for awards in the form of stock options, stock appreciation rights ("SARs"), other securities and property and re-stricted stock. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

     Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Plan.

     The Stock Option Plan will be administered by the Stock Option Committee of the Board of Directors of the Company. Directors David G. Dostal, Terry L. Gernert and James A. Spreng have been appointed as the present members of the Stock Option Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, a group consisting of approximately twenty(20) persons. In granting awards under the Stock Option Plan, the Stock Option Committee will consider, among other things, position and years of service, value of the participant's services to the Company and its subsidiaries and the responsibilities of such individuals as directors, officers and employees of a public company.

Stock Options

     The term of stock options will not exceed 10 years from the date of grant. The Committee may grant either "Incentive Stock Options" as defined under
Section 422 of the Code or stock options not intended to qualify as such ("Non -Qualified Stock Options").

     In general, stock options will not be exercisable after the expiration of their terms. Unless otherwise determined by the Committee, in the event that a participant terminates service to the Company or one of its affiliates for any reason other than termination for cause, an exercisable stock option will continue to be exercisable for three months, but in no event after the expiration date of the option. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is terminated for cause.

     Stock Options and SARs Generally

     The exercise price for the purchase of shares subject to a stock option may not be less than 100% of the fair market value of the shares covered by the option on the date of grant. The exercise price may be paid in cash or shares of common stock or other awards, or a combination thereof.

     The Committee will have authority to prescribe the terms and conditions of Options and SARs, including (i) the exercise price of any Option or SAR, provided that the exercise price cannot be less than the fair market value of the Common Stock on the date of grant of the Option or SAR, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or SAR, provided that the expiration date cannot be more than ten years from the date of grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or SAR, and (iv) the restrictions, if any, to be placed upon Options or SARs or upon shares which may be issued upon exercise of an Option or SAR. No individual may be granted awards under the Plan with respect to more than 50% of the total shares subject to the Plan, and no director who is not an employee of the Company may be granted awards with respect to more than 5% of the total shares subject to the Plan. Directors who are neither officers or employees of the Company may, collectively, be granted awards aggregating no more than 30% of the total shares subject to the Plan.
No awards will begin vesting and become exercisable earlier than one year from the date the Plan is approved by shareholders of the Company and no awards will vest and become exercisable by their terms at a rate in excess of 20% per year beginning from the date of grant.

     In general, a recipient of an Option or SAR must have maintained continuous service with the Company or the Bank since the date of grant of the Option or SAR in order to exercise the Option or SAR. Payment of the exercise price of an Option or SAR can be made either (i) in cash or (ii) by delivering (A) shares of Common Stock already owned that have a fair market value equal to the exercise price or (B) a combination of cash and Common Stock.

     If an individual to whom an Option or SAR was granted ceases to maintain continuous service for any reason (excluding death or disability and termination of employment by the Company or the Bank for cause), that individual may exercise the Option or SAR (to the extent that the Option or SAR is exercisable at that time) at any time within three months after cessation of service, unless the Committee otherwise provides in the instrument evidencing the grant of the Option or SAR. If the individual ceases to maintain continuous service because of death or disability then, unless the Committee otherwise provides in the instrument evidencing the Option or SAR, all of his or her Options and SARs become exercisable in full remain exercisable (i) in the event of death for a period of one year (but in no event later than ten years from the date of grant of the Option or SAR) and (ii) in the event of disability for a period of three months. If the service of an individual is terminated for cause, all rights under his or her Options or SARs expire immediately upon such termination.

     Incentive Stock Options

     An Incentive Stock Option may not be transferred by the holder thereof except by will or the laws of descent and distribution, and the Incentive Stock Option will be exercisable during the holder's lifetime only. No Incentive Stock Option may be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company unless (i) the exercise price of the Incentive Stock Option is at least 110 percent of the Common Stock's fair market value per share at the date of grant and (ii) the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. The aggregate fair market value (determined as of the time any Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a recipient of an Incentive Stock Option award in any calendar year may not exceed $100,000.

Stock Appreciation Rights

     The Stock Option Committee may grant SARs at any time, whether or not the participant then holds stock options, granting the right to receive the excess of the market value of the shares represented by the SARs on the date exercised over the exercise price. SARs generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Upon the exercise of a SAR, the participant will receive the amount due in cash or shares, or a combination of both, as determined by the Stock Option Committee. SARs may be related to stock options ("tandem SARs"), in which case the exercise of one will reduce to that extent the number of shares represented by the other.

Restricted Stock

     The Stock Option Committee may grant restricted stock, subject to such restrictions as the Stock Option Committee may impose. The holder of restricted stock may have all of the rights of a shareholder, including the right to receive dividends and the right to vote the shares. Unless otherwise determined by the Stock Option Committee, all unvested shares of restricted stock are forfeited upon termination of service of the recipient.

     The Stock Option Committee may, in its discretion, accelerate the time at which any or all restrictions will lapse, or may remove any or all of the restrictions. Restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Stock Option Committee may deem appropriate.

Performance Awards

     The Stock Option Committee may, in its full discretion, grant performance awards consisting of cash, stock, other securities or property to participants under the Stock Option Plan based on the achievement of certain performance goals during specified periods of time.

Effect of Merger and Other Adjustments

     Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company.

     In the case of any merger, consolidation or combination of the Company whereby the Company is not the continuing company or its outstanding shares are converted into or exchanged for different securities, cash or property, or any combination thereof, any participant to whom a stock option or SAR has been granted will have the right upon exercise of the option or SAR to an amount equal to the excess of the market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or SAR over the exercise price of the option or SAR multiplied by the number of shares with respect to which the option or SAR has been exercised.

     The restricted period with respect to an award of restricted stock will lapse, and the stock will become fully vested, after a change in control of the Company. A change in control will be deemed to occur when (i) a person or group becomes the beneficial owner of shares of the Company representing 25% or more of the total number of votes which may be cast for the election of the Board of Directors of the Company, (ii) in connection with any tender or exchange offer (other than an offer by the Company), merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who are Directors of the Company cease to be a majority of the Board of Directors, or (iii) shareholders of the Company approve a transaction pursuant to which the Company will cease to be an independent, publicly owned company or pursuant to which substantially all of its assets will be sold.

     In addition, unless the Stock Option Committee provides otherwise, in the event of a tender or exchange offer (other than an offer made by the Company) or if the event specified in clause (iii) above occurs, all outstanding stock options and SARs not fully exercisable will become exercisable in full.

Amendment and Termination

     The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof. However, without the prior approval of the shareholders, the Board of Directors may not adopt any amendment that (i) increases the aggregate number of Shares with respect to which awards may be made under the Plan (except pursuant to Section 11, which section provides for adjustments in the event of changes in the Company's capitalization), (ii) materially increases the benefits accruing to Plan participants, (iii) materially changes the requirements as to eligibility for participation in the Plan or (iv) changes the class of persons eligible to participate in the Plan. In addition, the Board of Directors generally may not impair the rights of any Plan participant, without his or her consent, in any award made pursuant to the Plan.

     It is expected that awards and grants under the Plan will be made on condition that the recipient of the grant or award maintain in confidence the amount and terms of his or her award or grant, except as such disclosure may be required under applicable law. A violation of the confidentiality agreement may subject the recipient to forfeiture of the grant or award.

Federal Income Tax Consequences

     Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award, by itself, will generally neither result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of an SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) Holders of Restricted Stock will recognize ordinary income on the date that the Restricted Stock is no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the Restricted Stock. Holders of Restricted Stock will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by participants will be a deductible expense for tax purposes for the Company.

(6) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

Awards under the Stock Option Plan

     In accordance with Section 19 of the Plan, a copy of which is attached hereto as Appendix A, the Plan provides for the grant of a stock option to acquire 900 shares of the Company's Common Stock to each of the Company's non-employee and non-officer directors effective upon shareholder approval of the Plan. These options will be granted on a basis such that they will be exercisable at the fair value of the shares of Common Stock, with fair value being determined as of the date of shareholder approval. See "Information Concerning the Market for Company Common Stock" below for a discussion of the manner in which fair value will be determined. Persons who are not employees or officers of the Company who become directors hereafter would receive under
Section 19 of the Plan a similar grant of an option to acquire 900 shares (as the number of shares may hereafter be adjusted to take account of stock splits and similar transactions that represent an increase in outstanding shares or conversion or exchange of shares), but no director will receive more than one grant of stock options pursuant to this provision of the Plan. Except for the grant of the foregoing stock options to non-employee and non-officer directors, no individuals have been granted awards pursuant to the Stock Option Plan.

Information Concerning the Market for Company Common Stock

     There currently is no active trading market for the Company's Common Stock, and it is not expected that such a market will develop in the near future. The Company's Common Stock is not traded on any organized exchange or securities trading system. To the best of the Company's knowledge, such transactions as have occurred in the Common Stock have been the result of privately negotiated, face-to-face transactions, including transactions in 1996 whereby the Company acquired 7,796 shares of the Common Stock. The 7,796 shares acquired by the Company are held as treasury shares. Such shares were acquired by the Company in two separate transactions, one on or about February 22, 1996 and the other on or about March 5, 1996, at the price of $40.50 per share. To the best of the Company's knowledge, the most recent transactions in its shares occurred in January of 1997, involving approximately 1,500 shares sold at the price of $44 per share to certain directors of the Company. There can be no assurance that any other shareholders who desire to sell their Common Stock would be able to sell their shares at a comparable price.

     For purposes of establishing the exercise price of options granted at the fair market value of the Common Stock on the date of such grants, or for the purpose of establishing the value of other forms of restricted stock or stock-based awards under the Plan, the Board of Directors will determine a good faith value of shares of Common Stock. The determination of fair value may take into account a variety of factors, which may include, but will not necessarily be limited to, the recommendation of the Stock Option Committee, the book value of the shares of Common Stock, the price at which the Common Stock traded in any recent transactions, the financial condition and results of operations of the Company and the Bank and a variety of other factors bearing upon the business, earnings and prospects of the Company. Should the Common Stock become authorized for sale or trading on an exchange or in an established over-the-counter trading system, such as the National Association of Securities Dealers, Inc.'s Automated Quotation System ("Nasdaq"), the Stock Option Plan provides that the exercise price of options issued thereafter under the Plan would be determined by reference to prices paid or quoted on such exchange or system.

Vote Required

     Provided a quorum is present, a majority of the shares present in person or by proxy at the Meeting is necessary to adopt the Company's 1997 Stock Option and Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE 1997 STOCK OPTION AND INCENTIVE PLAN.

          AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION
                               (Proposal 4)

     The fourth proposal to be acted upon at the annual meeting is a proposal to amend the Company's Amended and Restated Articles of Incorporation to increase the aggregate number of authorized shares of Common Stock (the "Common Stock"), from 500,000 shares to 1,000,000 shares and to eliminate the shares' par value. As of March 1, 1997, there were approximately 325,020 shares of Common Stock issued and outstanding.

General

     If the proposed amendment is approved by the shareholders, 1,000,000 shares of Common Stock will be authorized for issuance. The purpose of seeking approval to increase authorized shares is to provide additional authorized shares of Common Stock for possible use in connection with future financings, investment opportunities, acquisitions, employee benefit or dividend re-investment plan distributions, other distributions, such as stock dividends or stock splits, or for other corporate purposes.

     Authorized shares of Common Stock that are not issued or reserved for issuance generally may be issued by the Company without any further action by the shareholders. The additional authorized shares would enable the Company to take advantage of market conditions to raise additional equity capital or issue shares in connection with acquisitions without the delay and expense associated with the holding of a shareholders' meeting to obtain approval for authorization of additional shares. Unless required by law, regulatory authorities, or the rules of any stock exchange on which the Company's securities may then be listed or the rules of any national securities association on whose system the Common Stock may then be traded, no further authorization by vote of shareholders would be required for any such share issuances. However, the Company has no plans currently to issue additional shares for the purpose of raising additional equity capital or in connection with any acquisitions or otherwise.

     Shareholders do not have preemptive rights and will not have a right of first refusal to purchase any of the additional authorized shares of Common Stock. The Company has no plans or commitments at this time for the issuance of the additional authorized Common Stock, but desires to have the flexibility to issue additional shares should the need arise or market conditions warrant.

     The par value of the Common Stock is currently $2.50 per share. Elimina-tion of the shares' par value would increase the Company's financial flexibility. If a stock dividend is paid by an Ohio corporation in shares having par value, Ohio General Corporation Law requires that the corporation reduce surplus, which includes retained earnings and capital surplus, and increase the corporation's stated capital by the amount of the par value multiplied by the number of dividend shares. Under Ohio General Corporation Law, a corporation's surplus is the excess of its assets over liabilities plus stated capital, and the excess of surplus over retained earnings constitutes capital surplus. The adjustment to stated capital that is necessary when additional shares having par value are issued, as for example in the form of a stock dividend, is primarily a bookkeeping entry, but it would have the effect of limiting the number of dividend shares that the Company could issue. Ohio General Corporation Law provides that if dividends are paid in shares without par value, the directors may determine the amount, if any, to be transferred from surplus to stated capital.

     In the Company's opinion, elimination of par value is significant for bookkeeping purposes only, affecting allocations among various capital stock accounts (stated capital, capital surplus and retained earnings) but having no net effect on the Company's capital accounts or shareholders' equity as a whole. In the Company's view, par value is an anachronistic device one of whose original purposes was to ensure that equity owners of a corporation maintain a financial stake in the corporation. Thus, par value was intended to ensure that equity owners, rather than creditors, would be the first to absorb a corporation's losses. Like many if not all states, the Ohio General Corporation Law has for many years allowed issuance of no par shares, recognizing the limited value of par value as a device to protect the interests of a corporation's creditors. With extensive supervision and regulation at the holding company and bank levels, capital maintenance requirements imposed by federal bank regulatory agencies and adherence by the Company and the Bank to strict accounting and auditing standards, the Company believes that par value serves no practical purpose and that elimination of par value will have no adverse consequence for the Company's financial affairs or financial strength.

     The availability of authorized but unissued no-par stock will enable the Company to take advantage of market conditions to issue stock as conditions warrant, including issuance of stock as a dividend or in connection with a stock split. As a general proposition, a stock split or the issuance of new shares as stock dividends could reduce the per share market price of each out-standing share, potentially stimulating additional investor interest due to the reduced per share price. At the present time, however, there is, and for the foreseeable future there is expected to be, no active trading market for the Company's Common Stock. Elimination of par value can also enhance a corporation's financial flexibility because the corporation would no longer have to seek shareholder approval of an amendment to the corporation's articles of incorporation in order to change the shares' par value. The delay of seeking shareholder approval for future changes in par value could impede attainment of corporate objectives. At the present time, the Company has no plans to issue additional shares.

Certain Effects of the Proposed Amendment

     The increased availability for issuance of shares of Common Stock also could enable the Board of Directors to render more difficult or discourage an attempt to obtain control of the Company by means of a merger, tender offer or other change-in-control transaction. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of outstanding shares, diluting the interest of a party attempting to obtain control of the Company. The cumulative effect of the Company's current Amended and Restated Articles of Incorporation, including provisions for staggered classes of Directors, authorized but unissued shares of Common Stock and supermajority voting rights of shareholders on certain business combination transactions, can be expected to deter certain mergers, tender offers or future takeover attempts. The Company is not aware of any attempt, whether formal or informal, to acquire a controlling interest in the Company.

Vote Required

     Under Ohio General Corporation Law, the affirmative vote of two thirds of a corporation's shareholders is generally necessary in order to amend the corporation's articles of incorporation, unless the corporation's articles of incorporation provide for amendment by a lesser vote. The Company's Amended and Restated Articles of Incorporation provide that all amendments to the Amended and Restated Articles of Incorporation require the affirmative vote of the holders of not less than eighty percent (80%) of the Company's outstanding shares, unless two thirds of the Board of Directors previously approve such amendment. In the event the Board approves an amendment in this fashion, the Company's Amended and Restated Articles of Incorporation provide that such an amendment to the Amended and Restated Articles of Incorporation would require the affirmative vote of the holders of a majority of the voting power of the Company.

     On January 21, 1997 the Board of Directors held a meeting at which, among other things, more than two thirds of the members of the Board of Directors voted to amend Article FOURTH of the Amended and Restated Articles of Incorporation for the purpose of increasing the authorized shares from 500,000 to 1,000,000 and for the purpose of eliminating par value of the Company's shares of Common Stock, directing that such amendment be submitted to share-holders for their approval. Accordingly, the affirmative vote of a majority of the Company's issued and outstanding shares of Common Stock is required to approve the proposed amendment. Shareholders voting against Proposal 3 will not have dissenters' rights under Ohio law.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ADOPTION OF THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES AND TO ELIMINATE THE SHARES' PAR VALUE.


                    RATIFICATION OF INDEPENDENT AUDITORS
                               (Proposal 5)

     The Company's independent auditors for the fiscal year ended December 31, 1996 were Robb, Dixon, Francis, Davis, Oneson & Company. The Board of Directors has selected Robb, Dixon, Francis, Davis, Oneson & Company to be its independent auditors for the fiscal year ending December 31, 1997. This appointment is being presented to the shareholders for ratification.

     One or more members of the firm of Robb, Dixon, Francis, Davis, Oneson & Company are expected to be present at the Meeting and will be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ROBB, DIXON, FRANCIS, DAVIS, ONESON & COMPANY AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Compensation and Benefits Committee members consisted of Messrs. Terry
L. Gernert, Robert D. Hord and Charles W. Kimerline. In serving on the Compensation and Benefits Committee, Messrs. Gernert, Hord and Kimerline participate in the determination of the compensation to be received by the executive officers of the Company and the Bank.

     Mr. Gernert is a partner of the law firm of Kennedy, Purdy, Hoeffel & Gernert, which performs legal services for the Company and the Bank. During 1996, Kennedy, Purdy, Hoeffel & Gernert was paid $35,309.80 for legal services rendered to the Company and the Bank. The Bank has also extended credit to Mr. Gernert in his individual capacity in the ordinary course of business. Mr. Hord is President of Hord Livestock Company, Inc., to which the Bank has extended credit in the ordinary course of business. Mr. Kimerline is President of Bucyrus Road Materials, Inc. and Secretary and Treasurer of BuE Comp, Inc., each of which is also indebted to the Bank for credit extended in the ordinary course of business.

     Director James A. Spreng is Secretary of Longacre Farms, Inc., which is indebted to the Bank for credit extended in the ordinary course of business. Director Jerry A. Harrer is the owner of Spring Creek Farms and Vice President and director of Gateway Tank, Inc., businesses to which the Bank has also extended credit in the ordinary course of business.

     During 1996, certain directors and executive officers of the Company and the Bank, and associates of such persons, were customers of and had banking transactions with the Bank in the ordinary course of business. Directors Gernert, Harrer, Hord, Kimerline and Spreng or their associates and affiliated entities were borrowers of the Bank in 1996 and continue to be in 1997. The Company expects that these relationships and transactions will continue in the future. All loans and commitments to loans included in such transactions were made and will be made in the future on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons not employed by the Company or the Bank. The existing transactions do not involve more than the normal risk of collect-ability or present other unfavorable features.

                           SHAREHOLDERS' PROPOSALS

     Shareholders' proposals intended for inclusion in the Proxy material solicited by the Company for the 1998 Annual Meeting of Shareholders must be received at the Company's executive offices not later than November 10, 1997. The Company will not be required to include in its Proxy Statement or form of Proxy a shareholder proposal which is received after that date or which other-wise fails to meet requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

                                   GENERAL

     The Proxy is solicited by management and confers discretionary authority to vote on other matters which may properly come before the meeting or any adjournments thereof, but the Board of Directors does not know of any matter to be brought before the Meeting other than the matters referred to in the Notice of Annual Meeting of Shareholders and matters incident thereto. The persons named in the Proxy solicited by management will vote all properly executed Proxies. If a shareholder specifies on such Proxy a choice with respect to a proposal to be acted upon, the Proxy will be voted in accordance with such specifications. Where no choice is specified, the Proxy will be voted FOR establishment of the number of directors at nine(9), FOR election of the nominees identified herein, FOR adoption of the 1997 Stock Option and Incentive Plan, FOR adoption of the amendment to the Company's Amended and Restated Articles of Incorporation to increase authorized shares to 1,000,000 and to eliminate the shares' par value and FOR ratification of the Company's independent auditors. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly brought before the Meeting, such persons will vote thereon in accordance with their best judgement. The presence at the Meeting in person or by Proxy of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum as prescribed by the Code of Regulations of the Company.

     The entire cost of soliciting Proxies of the Meeting will be borne by the Company. Proxies may be solicited by officers, directors, and regular employees of the Company or the Bank personally, by mail, or by telephone or telegraph, and the Company may reimburse brokers, custodian banks, nominees, and other fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to their principals.

                                         By Order of the Board of Directors

                                         s/Robert D. Hord

                                         Robert D. Hord
                                         Chairman of the Board
Bucyrus, Ohio
March 24, 1997